UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                         March 14, 2006 (March 13, 2006)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


     DELAWARE                                               88-0219860

    (State or other jurisdiction of                        (IRS Employer
     Incorporation or organization)                         Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700

ITEM 8.01.   Other Events.

     On March 13, 2006, the Company issued a press release announcing that that it will release its fourth quarter 2005 results on Wednesday, March 15, 2006, after the Market closes. The Company has scheduled a conference call for 10 a.m. Central time on Thursday, March 16, 2006, to discuss the fourth quarter results. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01.   Exhibits

(c)  Exhibits

       99.1 Press release dated March 13, 2006, issued by Synagro Technologies, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: March 14, 2006

                                         SYNAGRO TECHNOLOGIES, INC.

                                         By:        /s/ J. PAUL WITHROW
                                             -----------------------------------
                                              (Senior Executive Vice President &
                                                    Chief Financial Officer)

                                  EXHIBIT INDEX


99.1   Press release dated March 13, 2006, issued by Synagro Technologies, Inc.